UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 7, 2005

LaCROSSE FOOTWEAR, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

18550 NE Riverside Parkway, Portland, Oregon 97230

(Address of principal executive offices, including zip code)

(503) 776-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX TO CURRENT REPORT ON FORM 8-K
Item 2.02. Results of Operation and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

LaCROSSE FOOTWEAR, INC.
FORM 8-K

INDEX TO CURRENT REPORT ON FORM 8-K

Item	Description	Page
2.02	Results of Operation and Financial Condition	1

9.01	Financial Statements and Exhibits	1

	(c) Exhibits

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release, dated February 7, 2005, announcing fourth quarter and fiscal year 2004 earnings.

i

LaCROSSE FOOTWEAR, INC.
FORM 8-K

Item 2.02.      Results of Operation and Financial Condition.

On February 7, 2005, LaCrosse Footwear, Inc. issued a press release announcing fourth quarter and fiscal year 2004 earnings. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release, dated February 7, 2005, announcing fourth quarter and fiscal year 2004 earnings.

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: February 7, 2005	By:	/s/ Joseph P. Schneider
Joseph P. Schneider
President and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release, dated February 7, 2005, announcing fourth quarter and fiscal year 2004 earnings.

3